EXHIBIT 23.1

             CONSENT OF DELOITTE & TOUCHE LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement Nos. 33-57700, 33-65084, 33-10965, 333-51403, 333-51405, and 333-51407 of SSE
Telecom,  Inc. on Form S-8 and in  Rgistration  Statement  No.  33-57046 of SSE
Telecom, Inc. on Form S-3 of our report dated November 24, 1999, appearing in and incorporated by reference in this Annual Report on Form 10-K for SSE Telecom, Inc. for the year ended September 25, 1999.


                                                       /s/ Deloitte & Touche LLP
San Jose, CA
November 24, 1999